UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           __________________________

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 9, 2005


                               SERVOTRONICS, INC.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      1-07109                  16-0837866
          --------                      -------                  ----------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

                  1110 Maple Street, Elma, New York 14059-0300
                  --------------------------------------------
          (Address of Principal Executive Offices, including zip code)

                                  716-655-5990
                                  -------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL   OFFICERS;   ELECTION  OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On August 9, 2005, Servotronics, Inc. (the "Company") appointed Cari Jaroslawsky as Assistant Treasurer and interim Chief Financial Officer of the Company replacing Lee D. Burns who is on a medical leave of absence from the Company.

Ms. Jaroslawsky is a Certified Public Accountant and has been acting Controller of the Company for at least the past five years and has reported directly to the Chief Financial Officer. She now reports directly to the Chief Executive Officer during this period.

The Company has entered into an Indemnification Agreement with Ms. Jaroslawsky but has not entered into any other employment contract or other formal compensatory plan as a result of this appointment.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

              The following are filed as exhibits to this Current Report on Form 8-K:

                   10 Form of Indemnification Agreement between the Registrant and each of its Directors and Officers (Incorporated by reference to Exhibit 10(E) to Company's 1986 Form 10-K).


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2005

                                   SERVOTRONICS, INC.



                              By:  /s/Bernadine E. Kucinski, Assistant Secretary
                                   ---------------------------------------------
                                   Bernadine E. Kucinski
                                   Assistant Secretary








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